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                                                                   Exhibit 10.83


                AMENDMENT NO.1 TO EXCLUSIVITY TRANSFER AGREEMENT

         This Amendment No.1 is made as of December 30, 2003 to the Exclusivity Transfer Agreement dated as of July 31, 2003 by and among ANDRX PHARMACEUTICALS, LLC, a Delaware limited liability company, ANDRX PHARMACEUTICALS, INC., a Florida corporation, IMPAX LABORATORIES, INC., a Delaware corporation, and TEVA PHARMACEUTICALS CURACAO N.V., a Netherlands Antilles company.

                                   WITNESSETH:

         NOW, THEREFORE; the Parties hereto hereby agree as follows:

         1. Amendment. Effective as of the date of the Agreement, the Agreement is hereby amended to amend and restate Section 6.2 in its entirety as follows:

         "Section 6.2. Special Provisions Following and Prior to Viability Date.

         (a) In addition, any information exchanged by the Parties following delivery of a Viability Date Notice given pursuant to Section 2.5(e) and (f) shall be provided only to (1)(a) the outside advisors (e.g. financial advisors, lawyers or accountants) of the receiving Party and (b) officers of the receiving Party specifically approved by the disclosing Party (not including sales and marketing personnel), if any, which approval shall not be unreasonably withheld, and in each case of clauses (a) and (b), who need to review such information in connection with the determination of the Alternative Payment, and (2) the arbitrators designated pursuant to Section 2.5(e). Such information shall be used by such persons solely in connection with the determination of the Alternative Payment.

         (b) In addition, any information exchanged by the Parties prior to delivery of a Viability Date Notice given pursuant to Section 2.5(e) and (f) shall be disclosed only to persons at the receiving Party who need to know the information for purposes of determining compliance with this Agreement, who shall use such information for that purpose only, and who shall not include any person whose principal and specific responsibility is for sales or marketing."

         2. Definitions; References. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to them in the Agreement.

         3. Full Force and Effect. Except as expressly modified hereby, all provisions of the Agreement shall remain in full force and effect.

         4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






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         IN WITNESS WHEREOF, the parties have executed this Amendment to the
Agreement as of the date first written above.


                                    ANDRX PHARMACEUTICALS, LLC


                                    By:  /s/ Scott Lodin
                                         --------------------------------------
                                         Name: Scott Lodin
                                         Title: E.V.P. & General Counsel


                                    ANDRX PHARMACEUTICALS, INC.


                                    By:  /s/ Scott Lodin
                                         --------------------------------------
                                         Name: Scott Lodin
                                         Title: E.V.P. & General Counsel


                                    IMPAX LABORATORIES, INC.


                                    By:  /s/ Barry R. Edwards
                                         --------------------------------------
                                         Name: Barry R. Edwards
                                         Title: Co-CEO


                                    TEVA PHARMACEUTICALS CURACAO N.V.


                                    By:  /s/ Ido Weinstein
                                         --------------------------------------
                                         Name: Ido Weinstein
                                         Title: Managing Director


                                    By:  /s/ MeesPierson Trust (Curacao) N.V.
                                         --------------------------------------
                                         Name: MeesPierson Trust (Curacao) N.V.
                                         Title: Managing Director